Exhibit 99.2

Our Mission & Vision 1 PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION These materials may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Credit Suisse Group AG and/or its Affiliates (hereafter "Credit Suisse"). Creating a Market-Leading North American Exterior Building Products Platform July 2018 NCI Building Systems and Ply Gem to Merge

Our Mission & Vision 2 FORWARD-LOOKING STATEMENTS Certain statements and information in this filing may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will,” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this filing. These forward-looking statements reflect the Company’s current expectations and/or beliefs concerning future events. The Company believes the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. Our expectations with respect to the first quarter of fiscal 2018 and the full year fiscal 2018 that are contained in this filing are forward-looking statements based on management’s best estimates, as of the date of this filing. These estimates are unaudited, and reflect management’s current views with respect to future results. However, the forward-looking statements in this filing are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; volatility in the U.S. economy and abroad, generally, and in the credit markets; substantial indebtedness and our ability to incur substantially more indebtedness; our ability to generate significant cash flow required to service or refinance our existing debt, including our secured term loan facility, and obtain future financing; our ability to comply with the financial tests and covenants in our existing and future debt obligations; operational limitations or restrictions in connection with our debt; increases in interest rates; recognition of asset impairment charges; commodity price increases and/or limited availability of raw materials, including steel; costs relative to maintenance or replacement of our enterprise resource planning technologies; our ability to make strategic acquisitions accretive to earnings; retention and replacement of key personnel; our ability to carry out our restructuring plans and to fully realize the expected cost savings; enforcement and obsolescence of intellectual property rights; fluctuations in customer demand; costs related to environmental clean-ups and liabilities; competitive activity and pricing pressure; increases in energy prices; volatility of the Company's stock price; potential future sales of the Company's common stock held by our sponsor; substantial governance and other rights held by our sponsor; breaches of our information system security measures and damage to our major information management systems; hazards that may cause personal injury or property damage, thereby subjecting us to liabilities and possible losses, which may not be covered by insurance; changes in laws or regulations, including the Dodd–Frank Act; and costs and other effects of legal and administrative proceedings, settlements, investigations, claims and other matters; timing and amount of any future stock repurchases. In addition to these factors, we encourage you to review the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended October 29, 2017, and the other risks and uncertainties described in documents we file from time to time with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements contained in this filing. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise. Disclaimer

Our Mission & Vision 3 IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed transaction, the Company will file a proxy statement of the Company with respect to the obtaining of stockholder approval for the transaction. The Company also plans to file other documents with the SEC regarding the proposed merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PLY GEM AND THE PROPOSED MERGER. A definitive proxy statement will be sent to the Company’s stockholders. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and Ply Gem, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.ncibuildingsystems.com under the tab “Investors” and then under the tab “SEC Filings” or by contacting the Company’s Investor Relations department at (281) 897-7785. PARTICIPANTS IN THE SOLICITATION The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the persons who may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other filings with the SEC when they are filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Common Stock is set forth in the definitive proxy statement for the Company’s 2018 annual meeting of stockholders, as previously filed with the SEC on January 26, 2018 . Free copies of these documents can be obtained as described in the preceding paragraph. NON-SOLICITATION This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. NON-GAAP FINANCIAL MEASURES This document includes certain non-GAAP measures, including Adjusted EBITDA and free cash flow (collectively, the “Non-GAAP Measures”). These Non-GAAP Measures are performance measures that provide supplemental information that NCI and Ply Gem believe are useful to analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures such as net income, operating income and gross profit. Such measures are not prepared in accordance with U.S. GAAP and should not be construed as an alternative to reported results determined in accordance with U.S. GAAP. These Non-GAAP Measures exclude the financial impact of items management does not consider in assessing the ongoing operating performance of NCI, Ply Gem or the combined company, and thereby facilitate review of its operating performance on a period-to-period basis. Additional information regarding these Non-GAAP measures are available in previously disclosed SEC filings of NCI. The appearance of Non-GAAP Measures in this presentation should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. Disclaimer

Our Mission & Vision Leadership 4 Today¡¦s Presenters Future role Experience Chairman & CEO Þ Extensive experience in building products, leading operations, strategic planning, M&A and innovation Þ Successfully led USG to profitability through innovation, new business platforms, joint ventures, divestitures and cost reductions Þ 36 years of building products and distribution industry experience Jim Metcalf Þ Chairman of NCI since 2017 Þ Former Chairman & CEO of USG Þ Former President & CEO of L&W Supply Þ Since 2015, led the NCI strategy, more than doubling the company¡¦s EBITDA Þ Extensive industry experience in related residential building products companies, including ProBuild and Mohawk Þ 20+ years of diverse leadership experience, including transformative technology and supply chain initiatives CEO of NCI Division and Head of Supply Chain & Tech Þ CEO of NCI since 2017 Þ Former President of NCI Donald Riley Þ Since 2004, led significant M&A activity and synergy achievement and directed the transformation of Ply Gem from a holding company into an integrated leader in exterior residential building products Þ 30 years of experience as a finance professional with extensive capital markets experience Þ 25+ year career in the building products industry CFO Shawn Poe Þ CFO of Ply Gem since 2004

Our Mission & Vision Highly Strategic, Value-Enhancing Combination 5 „ÏAttractive combination with advantaged customer platform and broader solutions set „ÏIndustry-leading growth profile with ~20% EBITDA growth from 2018 to 2019 „ÏOngoing cost initiatives and synergies of $150+ million „ÏStrong cash flow and rapid de-leveraging to 2x ¡V 3x „ÏSubstantial valuation upside for NCI shareholders „ÏExperienced leadership teams with proven track records of execution Market-leading North American exterior building products platform

Our Mission & Vision NCI 22% Other NCI 48% #2 45% Other Highlights NCI Building Systems Overview 6 Source: Management. (1) Represent unrealized cost efficiencies from NCI¡¦s Cost Efficiency Program. Adjusted EBITDA and Margin 76 130 166 167 200 230 $76 $130 $166 $167 $235 $250 6% 8% 10% 9% 12% 12% 2014A 2015A 2016A 2017A 2018E 2019E NCI Unrealized Cost Initiatives % Margin Market Share (1) À North America¡¦s largest integrated manufacturer of metal building products for the commercial construction industry À Four vertically integrated market segments ¡X Metal Coil Coatings ¡X Insulated Metal Panels ¡X Metal Components ¡X Engineered Building Systems À Leading market positions across the portfolio À Large end-markets provide broad customer diversification À Manufacturing footprint strategically located to serve key markets NCI 8% Other NCI 40% Other ($ in millions) #1 Insulated Metal Panels #1 Heavy Gauged Hot Rolled Steel Coating #1 Metal Components #2 Engineered Building Systems

Our Mission & Vision Ply Gem 18% Atrium 4% #2 #3 #5 #4 Other Ply Gem 40% #2 #3 #4 Other Highlights Ply Gem + Atrium Overview 7 Source: Management. (1) Represent unrealized standalone 2x20 cost initiatives and unrealized cost synergies related to Ply Gem / Atrium transaction. À Leader in exterior residential building products, with #1 positions in vinyl siding, vinyl windows and metal accessories À Balanced exposure across end markets, channels and geographies À Favorable tailwinds from continued residential recovery and outsized growth in entry-level housing where vinyl is most prevalent À Significant earnings upside from cost synergies and strategic initiatives ¡V many already implemented À Attractive cash flow profile given limited capex and modest net working capital À Track record of driving operational improvements, integrating M&A and realizing synergies #1 U.S. Vinyl Siding Market Share Adjusted EBITDA and Margin #1 U.S. Vinyl Windows Market Share (Units) Kaycan 4% Other 3% Combined 22% 145 190 241 247 270 39 410 50 53 63 70 $184 $239 $294 $310 10% $395 $430 11% 13% 13% 15% 15% 2014A 2015A 2016A 2017A 2018PF 2019PF Ply Gem Atrium Unrealized Synergies and Cost Savings % Margin Market Share (1) ($ in millions)

Our Mission & Vision Attractive Transaction Multiple for Ply Gem + Atrium 8 Source: Management and public filings. Note: CD&R transaction multiples shown include fees. Current Ply Gem transaction multiples shown include fees and present value of NOLs. (1) LTM (2017) excludes $30mm of run-rate Atrium synergies, NTM (2018) excludes $25mm of unrealized run-rate Atrium synergies. (2) Includes fees. (3) Price as of 7/27/18. (4) Excludes incremental cost savings and synergies of $100 million in 2018E and $65m in 2019E. (5) Multiple based on FY 2018E EBITDA (mid-point) as announced in press release dated 7/24/18. (6) Implied LTM EBITDA calculated using target leverage at close, per 8/2/16 press release. (7) LTM EBITDA assumes 38% tax rate, per goforward tax rate disclosed in 10/10/14 acquisition conference call. (8) Multiple based on FY 2014E EBITDA as announced in FBHS acquisition related press release dated 9/22/14. (9) Multiple based on FY 2009A adj. EBITDA. Selected Precedent Exterior Building Products Transactions (EV / LTM EBITDA) 10.2x 9.3x LTM NTM 8.5x 7.8x 7.8x 7.2x At Announcement At Current Price 2018PF 2019PF 11.0x 11.4x 10.9x 10.0x 11.9x 11.6x 11.8x 11.6x 11.8x 11.9x At Announcement Hellman & Friedman / AMI Ares / OTPP / CPG Ply Gem / Simonton Headwaters / PGT / WinDoor PGT / CGI Krestmark Boral / Headwaters PGT / Knauf / USG Western Window Systems (1) CD&R / Ply Gem & Atrium Transaction (EV / EBITDA) Current Implied Ply Gem Valuation (EV / EBITDA) (3) (8) 10.9x 9.1x 10.0x 8.3x Median: 11.6x Excluding synergies(4) (5) TEV(2): ~$3.2B (1) (9) (6) (7) TEV: ~$3.7B TEV: ~$3.4B

Our Mission & Vision 9 „Ï Serve both commercial and residential markets „Ï Capability across both new construction and repair & remodel (R&R) „Ï Ability to cross-sell across to combined customer base (e.g. commercial windows, metal roofing and stone) „Ï World class lean manufacturing operation „Ï Vertically-integrated „Ï Best-in-class automation capabilities and high ROI initiatives „Ï Lean manufacturing culture and commitment to continuous improvement „Ï Vertically-integrated „Ï Foundation Labs advancing product innovation „Ï Dedicated R&D resources and design center „Ï Vast builder, distributor, architect and big box network „Ï Long-standing relationships „Ï Ability to cross-sell to combined customer base (e.g. commercial windows, metal roofing and stone) „Ï National footprint „Ï Legacy brands with strong customer support Broader customer and go-to-market platform Enhanced reach to all segments of the construction market Best-in-class manufacturing and innovation Vertically-integrated manufacturing model with best-in-class operations delivering a broad exterior building product portfolio to serve all channels of the construction market Residential Commercial 59% 41% NCI and Ply Gem Create a Complementary Advantaged Platform

Our Mission & Vision 10 End market growth Low single digit (commercial metal) Low double digit (IMP) Mid single digit (siding and windows) Mid single digit (overall) 2018E Revenue $1.9bn $2.6bn $4.5bn Medium-term revenue growth Mid single digit High single digit Mid/high single digit Medium-term EBITDA growth Mid teens High teens High teens 2018E Adj. EBITDA margin(1) 10% 13% 15%+ 2018E free cash flow conversion(2) 75% 82% Mid 80%+ Combination Enhances Key Performance Metrics (1) Excludes unrealized synergies and cost savings. (2) Defined as EBITDA less capital expenditures, divided by EBITDA. Pro Forma (incl. Atrium)

Our Mission & Vision 11 Pro Forma Adjusted EBITDA „Ï Combined 2018E revenue of ~$4.5 billion „Ï Both NCI and Ply Gem expecting strong growth through 2019 ¡X Momentum in commercial and residential construction ¡X Growth initiatives ¡X Cost savings programs „Ï Combination synergies start to be realized ¡X Conservatively expect ~$15 million in 2019 „Ï Robust growth expected into the future ¡X > 20% growth in combined Adj. EBITDA anticipated from 2018 to 2019 ¡X Forecasting combined revenue and EBITDA growth of mid-single digits and high-teens, respectively, over the next several years „Ï Additional upside from revenue synergies not factored into forecast ¡X Cross-selling ¡X Adjacencies ~$200 ~$20 ~$10 ~$230 ~$340 ~$35 ~$35 ~$410 ~$15 ~$15 ~$540 ~$55 ~$60 ~$655 2018E Growth Realized Cost Savings 2019E NCI Ply Gem Realized NCI + Ply Gem Synergies ($ in millions) ~$120 ¡V $140 ~$660 ¡V $680 ~$60 ¡V $80 ~$715 ¡V $735 Commentary Total unrealized cost initiatives + synergies Ply Gem cost initiatives + Atrium synergies NCI cost initiatives Transaction synergies Strong Projected Earnings Growth Combined Pro forma Pro forma Combined

Our Mission & Vision 12 Þ G&A ¡X Headcount rationalization Þ Manufacturing efficiencies ¡X Consolidating vendor spend ¡X Plant consolidation Þ Procurement ¡X Aluminum and paint purchases Þ Advanced manufacturing ¡X Process automation and labor savings ¡X Improved yield and product quality Þ Continuous improvement and procurement ¡X Waste elimination ¡X Six sigma implementation Þ Engineering & Drafting ¡X North America consolidation and off-shoring Þ Atrium merger synergies ¡X Manufacturing, procurement, logistics and G&A Þ Manufacturing efficiencies ¡X U.S. Windows footprint consolidation ¡X Labor and variable overhead reduction ¡X Raw material efficiencies Þ Procurement savings ¡X Improved raw material sourcing ¡X Centralized supply chain functions Þ Streamlined organization, functions and processes ¡X Back office consolidation Ply Gem NCI NCI + Ply Gem Synergies ~$40 - $50 ~$65 - $75 ~$40 - $50 ~$25 ~$90 $150+ 2018E 2019E Run Rate Description of Cost Initiatives and Projected Synergies ($ in millions) NCI cost initiatives Ply Gem cost initiatives + synergies Transaction synergies Detailed Plan to Implement Cost Savings and Synergies Underway Excludes revenue synergies

Our Mission & Vision 6/30/2018 2020E / 2021E 13 „Ï Target net leverage of 2.0 ¡V 3.0x Adj. EBITDA ¡X Today¡¦s net leverage of 4.4x represents maximum net leverage „Ï No leverage covenants & no significant maturities until 2025 „Ï Significant excess cash flow generation after investment in organic growth initiatives enables prudent capital allocation ¡X Debt paydown ¡V clear priority ¡X Strategically compelling M&A will be considered if leverage neutral or better Strong Free Cash Flow Will Enable Rapid De-leveraging Pro Forma Projected Net Leverage(1) Commentary Source: Management. (1) Includes run-rate cost saving initiatives and synergies. 4.4x ~2.0x ¡V 3.0x

Our Mission & Vision CD&R¡¦s Interests Are Fully Aligned With Public Shareholders 14 Þ CD&R sees significant value creation opportunity from merger ¡X Believes returns from merger will be superior to returns from standalone investments in NCI and Ply Gem separately ¡X Decision to receive 100% stock consideration creates alignment with public shareholders and is evidence of CD&R¡¦s belief in the compelling value creation opportunity Þ CD&R Fund X (Ply Gem + Atrium) lock-up: 18 months post-close ¡X Significantly longer than customary lock-ups ¡X Material investment by CD&R, intends to be a long-term holder Þ CD&R Fund VIII (NCI) lock-up: Later of 3 months post-close or January 31, 2019 ¡X CD&R intends to realize the expected returns from the combination for Fund VIII; no short-term pressure to sell Þ Golden Gate lock-up: Later of 3 months post-close or January 31, 2019

Our Mission & Vision ~21% 20% 18% 17% 15% 15% 13% 12% 12% 11% 11% 11% 10% 10% 10% 10% 9% 8% 8% NCI+PGEMAMWD 18.6x 14.8x 12.2x 11.4x 11.2x 10.7x 10.7x 9.8x 9.7x 9.7x 9.1x 8.9x 8.0x 7.7x 7.7x 7.4x 7.3x 6.9x 6.7x Median: 9.7x TrexKingsJpaamnes HardiPeAGrTmSstimropnsgo Wn oMralFdnourtfuacnteu BrinraGgnibdrsaltarMaCscoontinUeSnGtal BuildinIngt ePrrfaocdMeuaAcstpsoongiteee EnterMpAormihsaewrsickan WoJoEdLmDO-aWrwkEeNns CoNrnCiIn+gPGEM Source: Financial data and broker consensus estimates per FactSet as of 7/27/18. KRX, JHX, and OC pro forma for acquisitions since latest filings. (1) Includes incremental run-rate cost savings and synergies of $70m in 2019E. Highly Attractive Valuation, Particularly Given Expected Growth 15 + Current (1) Peer Valuation Multiples (EV / CY2019E EBITDA) Peer EBITDA Growth (CY2018E – CY2019E) + Current (1) Median: 11%

Our Mission & Vision Key Investment Highlights 1 Market leading North American exterior building products company with scale Reduced volatility through diversification of products, end markets and raw 6 materials 7 Ongoing end market momentum with reduced cyclicality .4 Value creation through ongoing cost initiatives and projected synergies 8 Strong projected earnings growth 9 Strong free cash flow and flexible balance sheet 16 5 Expansive advantaged platform with complementary strengths 2 Comprehensive product offering with enhanced growth opportunity 3 Proven platform for industry consolidation with strong M&A track record

Our Mission & Vision $6.1 $6.0 $4.9 $4.5 $4.1 $3.2 $2.4 $2.2 $1.7 $1.7 $1.6 $1.3 $1.3 $1.0 $0.9 $0.8 $0.6 $0.5 $0.5 $0.5 MAS MHK FBHS OC Ply Gem + NCI USG Ply Gem JELD NCI DOOR JHX APOG AMWD ROCK AWI SSD TREX TILE PGTI CBPX North American revenue of selected building products players ($ in billions) U.S. market leadership in numerous categories Increased scale benefits Þ #1 in Insulated Metal Panels Þ #1 in Metal Roof and Wall Systems Þ #1 in Vinyl Siding Þ #1 in Vinyl Windows Þ #1 in Metal Accessories „Ï One-stop-shop solution for exterior building products „Ï Improved product development capabilities „Ï Cost efficiencies „Ï Better positioned for future M&A opportunities „Ï Greater ability to attract and retain top talent 1 Market Leading N. A. Exterior Building Products Company with Scale 17 + Note: Latest fiscal year revenue in North America. (1) Assumes exterior component of Owens Corning includes Roofing segment (~40%). (2) Includes Atrium. „Ï Market leader in exterior building products „Ï Top 5 of the broader building products peer group Exterior building products companies (1) (2)

Our Our Mission & Vision 18 Metal roofing Commercial windows IMP Single skin metal panels Overhead doors Building systems Windows Vinyl siding Trim/gutters Fencing/railing Stone Shutters Steel siding Other intermediate steel products Commercial Residential Metal roofing Current offerings Comprehensive Product Offering with Enhanced Growth Opportunity Stone/fencing Growth and potential M&A opportunities Garage/overhead doors Skylights Residential entry doors Punched windows Curtain wall Exterior/entry doors Immediate cross-selling Medium to long-term adjacency expansion 2 Roofing Insulation Insulation Composite, asphalt and other roofing Storefront/commercial windows PVC drainpipe Storefront systems Building wrap / Weather barrier

Our Mission & Vision „Ï Management team with proven track record of value enhancing acquisitions „Ï Proven framework for synergy realization and merger integration „Ï Strong cash flow and flexible capital structure supporting M&A strategy „Ï Robust and identified M&A pipeline „Ï Benefits from CD&R advocacy and complementary capabilities Proven Platform for Industry Consolidation with Strong M&A Track Record Strategic focus on opportunities to further strengthen leading positions in core product categories and expand presence in attractive adjacencies 2004 $331 2006 $127 2006 $296 2007 $37 2013 $21 2013 $81 2014 $130 2015 $21 2018 $630 2006 $370 2007 $17 2012 $145 2015 $245 2000 $6 1998 $550 19 3 Selected historical acquisition highlights ($ in millions) M&A track record

Our Mission & Vision 20 4 Value Creation Through Ongoing Cost Initiatives and Projected Synergies $150m+ „X Manufacturing efficiencies „X Procurement savings „X Streamlined organization, functions and processes „X Atrium merger synergies „X Advanced manufacturing „X Continuous improvement and procurement savings „X Engineering and drafting consolidation Manufacturing efficiencies Procurement G&A Annualized amount expected to be achieved within 3 years; standalone cost initiatives already in process

Our Mission & Vision Description Selected products End markets served Customers / channels 21 Leading manufacturer of exterior building products for commercial construction Leading manufacturer of exterior building products for residential construction Þ Metal wall and roof systems Þ Insulated metal panels Þ Roll-up doors, trim and accessories Þ Engineered commercial buildings Þ ~95% commercial Þ Industrial, institutional, agricultural Þ ~100% residential Þ Single family and multi-family Þ Windows and doors Þ Vinyl and metal siding, roofing Þ Metal accessories and trim Þ Manufactured stone and fencing Þ ~95% of sales through direct network of ~3,200 affiliated builders and relationships with ~5,500 architects Þ ~90% of sales through multi-channel distribution network serving a broad customer base 5 Expansive Advantaged Platform with Complementary Strengths

Our Mission & Vision Windows & doors Sidings Gutters Other Eng. Bldg systems Metal compone nts Insulated metal panels Metal coil coatings 22 Reduced Volatility Through Diversification of Products, End Markets and Raw Materials Engineered building systems Þ One-stop-shop solution for exterior building products Þ Growth opportunities for adjacent exterior and interior products Þ Reduced cyclicality due to differing residential and commercial market cycles Þ Balanced mix of residential and commercial exposure Þ Less dependent on specific raw materials (e.g. steel, PVC) Þ Procurement savings from raw materials (e.g. paintings & coatings) Products (% of sales) End markets (% of sales) Raw materials spend Metal components Insulated metal panels Metal coil coatings Windows & doors Other exterior Metal products accessories Vinyl siding Windows & doors Vinyl siding Metal accessories Other Metal components Resi Commercial Resi R&R Steel Other Paintings & coatings Aluminum PVC Aluminum Glass Paintings & coatings Wood Steel PVC Aluminum Glass Paintings & coatings Wood & Other Insulated metal panels 6 Resi new construction Resi new construction Engineered building systems Resi R&R Commercial Combination

Our Mission & Vision ¡V 0.5 1.0 1.5 2.0 '70 '72 '74 '76 '78 '80 '82 '84 '86 '88 '90 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 '16 Single-family Single-family average 23 Prolonged period of below-average U.S. single family housing construction Total U.S. housing starts per capita remain well below historical levels (U.S. housing starts; millions) Single-family starts 22% upside to long-term average(1) 1.0 Source: Third party diligence report, Wall Street research, U.S. Census Bureau. (1) Long term average since 1970. (2) Wall Street Journal, April 2018. Þ Residential construction trends continue to be strong Þ 22% upside to long-term average of 1.0m single family starts Þ Lack of affordable housing and inventory remains Þ Entry level demand expected to drive growth 7 Ongoing End Market Momentum with Reduced Cyclicality ¡V 2.0 4.0 6.0 8.0 10.0 12.0 '70 '72 '74 '76 '78 '80 '82 '84 '86 '88 '90 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 '16 Housing starts per thousand people Long-term average Þ 54% upside to long-term per capita average housing starts Þ Younger adults and the middle class represent much of the pentup demand Þ Home construction per household remains near the lowest level in 60 years of record-keeping(2) 5.7 3.7 (U.S. housing starts per thousand people) Per capita starts 54% upside to long-term average

Our Mission & Vision 1,142 ¡V 500 1,000 1,500 2,000 '70 '72 '74 '76 '78 '80 '82 '84 '86 '88 '90 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 '16 New low-rise nonresidential starts (5 stories or less) Low-rise as a % of total 24 Low rise commercial starts continue to run below long term averages Stable and robust R&R outlook $347 $428 ¡V $100 $200 $300 $400 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 '16 '18 '20 U.S. R&R spend ($ in billions; nominal) (¡¥000s of square feet) Source: US Census Bureau, American Institute of Architects, Dodge Construction and Home Improvement Research Institute. (1) Long term average since 1970. 989 Þ Low-rise commercial construction demand expected to continue improving Þ 15% upside to long-term average Þ Steady, stable growth in R&R demand of ~4% Þ Significant pent up demand Þ Increasing home prices, credit availability and age of housing stock support R&R spend Low-rise commercial starts 15% upside to long-term average(1) 7 Ongoing End Market Momentum with Reduced Cyclicality (cont’d)

Our Mission & Vision 25 Pro Forma Adjusted EBITDA „Ï Combined 2018E revenue of ~$4.5 billion „Ï Both NCI and Ply Gem expecting strong growth through 2019 ¡X Momentum in commercial and residential construction ¡X Growth initiatives ¡X Cost savings programs „Ï Combination synergies start to be realized ¡X Conservatively expect ~$15 million in 2019 „Ï Robust growth expected into the future ¡X > 20% growth in combined Adj. EBITDA anticipated from 2018 to 2019 ¡X Forecasting combined revenue and EBITDA growth of mid-single digits and high-teens, respectively, over the next several years „Ï Additional upside from revenue synergies not factored into forecast ¡X Cross-selling ¡X Adjacencies ($ in millions) ~$660 ¡V $680 ~$715 ¡V $735 Commentary Total unrealized cost initiatives + synergies 8 Strong Projected Earnings Growth ~$540 ~$55 ~$60 ~$655 2018E Growth Realized Cost Savings 2019E NCI Ply Gem Realized NCI + Ply Gem Synergies Combined Pro forma Pro forma Combined

Our Mission & Vision ~$150 ~$280 ~$430 Combined NCI Ply Gem Unrealized cost synergies and cost savings NCI & Ply Gem 26 (1) $575 million ABL and $115 million revolving credit facility. (2) Adj. EBITDA represents midpoint of $660m ¡V $680m. Includes run-rate synergies and standalone cost saving initiatives. (3) Excludes one-time items and costs to achieve synergies. % conversion defined as EBITDA less capex divided by EBITDA. „Ï De-leveraging is clear priority „Ï Cost-efficient and flexible capital structure . $690 million in aggregate revolving facilities(1) . Ply Gem term loan and notes remain in place . New $475 million incremental term loan „Ï Ample liquidity „Ï No leverage covenants & no significant maturities until 2025 „Ï Strong free cash flow generation . Modest capital expenditure of 2.0% - 2.5% of sales „Ï Improvements to working capital management envisaged (inventory management, accounts receivables and payables initiatives) Strong Free Cash Flow and Flexible Balance Sheet Pro forma capitalization Commentary 2018E Adj. EBITDA ¡V Capex(3) ($ in millions) (1) 75% 84% % conversion(3): ~$550 ¡V $570 ~$120 ¡V $140 Pro forma 82% Pro Forma ($ in millions) Maturity 6/30/2018 Cash and Cash Equivalents $76 $690m ABL and Revolving Credit Facility 2023 $130 Term Loan 2025 2,230 Notes 2026 645 Total Debt $3,005 Net Debt 2,929 2018E Pro Forma Adj. EBITDA(2) $670 Net Leverage(2) 4.4x Interest Coverage(2) 3.5x Note: Pro forma capitalization includes estimated transaction fees and expenses. 9

Our Mission & Vision 27 Summary – Transformational Opportunity to Create Value Expansive Customer Platform With a Broader Product Portfolio Enhanced Growth Strategy with Margin Expansion Opportunity Diversified Products, End Markets and Raw Materials Combined Strengths in Advanced Manufacturing, Product Innovation and Cost Efficiencies Significant Cost Initiatives and Near-term Cost Synergies Strong Free Cash Flow Generation and Deleveraging Market-leading North American exterior building products platform